                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-06576

                            SCUDDER ADVISOR FUNDS III
                 -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        3/31

Date of reporting period:       09/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Lifecycle Long Range Fund

Semiannual Report to Shareholders

September 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 25, 2003, the Investment Class of the Fund was issued in conjunction with the combination of Scudder Lifecycle Long Range Fund (the "Acquired Fund") and the Fund (formerly known as "Scudder Asset Management Fund"). The Acquired Fund and the Fund each was a feeder fund investing all of its investable assets in the same master portfolio, the Asset Management Portfolio. Returns of the Investment Class shown prior to July 25, 2003 are derived from the historical performance of the Institutional Class of the Scudder Lifecycle Long Range Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of the Investment Class. Any difference in expenses will affect performance.

Average Annual Total Returns as of 9/30/05
	6-Month*	1-Year	3-Year	5-Year	10-Year
Institutional Class	4.73%	10.51%	12.45%	2.10%	8.79%
Investment Class	4.54%	9.98%	11.92%	1.65%	8.34%
S&P 500 Index+	5.02%	12.25%	16.72%	-1.49%	9.49%
Citigroup Broad Investment Grade Bond Index++	2.43%	2.92%	4.07%	6.67%	6.57%
Asset Allocation Index — Long Range+++	3.80%	8.03%	10.80%	2.06%	8.25%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Investment Class	Institutional Class
Net Asset Value: 9/30/05	$ 10.99	$ 11.41
3/31/05	$ 10.62	$ 11.04
Distribution Information: Six Months: Income Dividends as of 9/30/05	$ .11	$ .14
Institutional Class Lipper Rankings — Flexible Portfolio Funds Category as of 9/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	224	of	369	61
3-Year	156	of	247	63
5-Year	63	of	180	35
10-Year	23	of	84	28

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment
[] Scudder Lifecycle Long Range Fund — Institutional Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index — Long Range+++

Yearly periods ended September 30
Comparative Results as of 9/30/05
Scudder Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,105,100	$1,421,800	$1,109,500	$2,323,200
	Average annual total return	10.51%	12.45%	2.10%	8.79%
S&P 500 Index+	Growth of $1,000,000	$1,122,500	$1,590,100	$927,800	$2,475,500
	Average annual total return	12.25%	16.72%	-1.49%	9.49%
Citigroup Broad Investment Grade Bond Index++	Growth of $1,000,000	$1,029,200	$1,127,200	$1,381,100	$1,890,100
	Average annual total return	2.92%	4.07%	6.67%	6.57%
Asset Allocation Index — Long Range+++	Growth of $1,000,000	$1,080,300	$1,360,300	$1,107,200	$2,208,900
	Average annual total return	8.03%	10.80%	2.06%	8.25%

The growth of $1,000,000 is cumulative.

The minimum investment for the Institutional Class is $1,000,000.

Growth of an Assumed $10,000 Investment
[] Scudder Lifecycle Long Range Fund — Investment Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index — Long Range+++

Yearly periods ended September 30
Comparative Results as of 9/30/05
Scudder Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,998	$14,018	$10,851	$22,271
	Average annual total return	9.98%	11.92%	1.65%	8.34%
S&P 500 Index+	Growth of $10,000	$11,225	$15,901	$9,278	$24,755
	Average annual total return	12.25%	16.72%	-1.49%	9.49%
Citigroup Broad Investment Grade Bond Index++	Growth of $10,000	$10,292	$11,272	$13,811	$18,901
	Average annual total return	2.92%	4.07%	6.67%	6.57%
Asset Allocation Index — Long Range+++	Growth of $10,000	$10,803	$13,603	$11,072	$22,089
	Average annual total return	8.03%	10.80%	2.06%	8.25%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities.

+++ The Asset Allocation Index — Long Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2005
Actual Fund Return	Investment Class	Institutional Class
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,045.40	$ 1,047.30
Expenses Paid per $1,000*	$ 5.13	$ 2.82
Hypothetical 5% Fund Return	Investment Class	Institutional Class
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,020.05	$ 1,022.31
Expenses Paid per $1,000*	$ 5.06	$ 2.79

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Investment Class	Institutional Class
Scudder Lifecycle Long Range Fund	1.00%	.55%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Lead Manager Janet Campagna and Co-Manager Robert Wang, as well as Investment Strategist Arnim Holzer, address the economy, markets, portfolio management strategy and resulting performance of Scudder Lifecycle Long Range Fund for the six months ended September 30, 2005. Ms. Campagna was Lead Manager of the fund until December 1, 2005. As of that date, Mr. Wang and Thomas Picciochi assumed the fund's management duties as Portfolio Managers.

Q:  How would you describe global economic and political conditions and their effect on the markets over the last six months?

A:  Energy has been much in the news this past half year. After a slow grind upwards through much of 2004 and 2005, oil prices spiked on concerns about the damaging effects of Hurricanes Katrina and Rita on the US oil industry. The upward trend in oil prices began to have a powerful influence on financial markets in late summer, as equities sold off and bonds rallied strongly on fears that rapidly rising gasoline prices would dampen spending by US consumers. However, it appears that rising real estate prices have given consumers a sense of wealth that has caused them to continue spending.

The US dollar performed well versus the euro, as the interest rate differential between the United States and Europe widened. The US dollar weakened versus the commodity currencies (Canadian and Australian dollar) as gold and oil prices stayed close to their highs.1

1 The Canadian and Australian dollars are referred to as commodity currencies because both countries' currencies are generally supported in periods of rising commodity prices, since these countries are large producers and exporters of raw materials.

European indicators were negative over most of the last year, though there has been recent improvement in export-related trends. Corporate restructurings are the main source of earnings growth in Europe at present. Although fiscal irresponsibility and squabbling among nations is putting pressure on the European Monetary Union (EMU), few observers believe that an EMU breakup is likely.

Economies in the Asia/Pacific region look fairly strong, as the region continues to rebound from the Chinese central bank's earlier interest rate hikes. Recent decisions by the Chinese government, especially the revaluation of the yuan, indicate the country's commitment to continue as a major exporter of manufactured goods and become an increasingly significant player in the world economy. In Japan, we are seeing an improvement in consumer spending and corporate investment.

Pessimism about global growth has receded because of signs of strength in industrial production and continued strength in US consumer spending. However, higher oil prices raise concerns about growth.

Equity markets moved up and down over the period, responding to actual and anticipated economic developments. For the six-month period, equity returns were positive, with international markets stronger than the United States, and small-cap stocks stronger than large-cap issues. A glut of global savings and reasonably positive inflation statistics caused fixed-income markets to perform remarkably well in the face of resilient economic growth.

Q:  What is the current outlook for US and world economies and markets?

A:  Our view is that the economic recovery is still in place, though approaching its late stages. Consumer spending and business investment remain strong, and corporate earnings reports have been generally favorable. It seems likely that the hurricanes will reduce fourth-quarter gross domestic product growth by about half a percentage point, but the rebuilding effort may add that much or more to growth in the first quarter of 2006.2 It now appears that the economic impact of the hurricanes will turn out to be more regional than national, though disruptions in oil refining are certainly an issue.

2 Gross domestic product represents the total market value of all goods and services produced in the United States.

With regard to inflation, the risk of rising inflation has increased somewhat, but the outlook remains fairly benign. By continuing its series of interest rate increases in September, the Federal Reserve (the Fed) has demonstrated ongoing concern about inflation. Looking forward, we believe that the level of inflation and the Fed's actions to address it are the most critical factors for the economy. If the Fed continues to raise rates at a measured pace, we believe equity markets can continue reasonably strong. But if the Fed becomes more aggressive in raising rates, it would indicate greater concern about inflation, which would be negative for the market.

For the long term, the US economy still faces imbalances in the form of low national savings, increased borrowing from abroad, low real interest rates and stretched housing valuations. However, since the economy has continued to exhibit strength despite these prevailing imbalances, there is little reason to believe they will correct suddenly.

Our view of the world economic outlook has been more optimistic than the consensus for some time. Because of high oil prices and concerns about the future direction of consumer spending, we are somewhat less sanguine than we have been. However, our sense is that relatively low interest rates and reasonably strong hiring patterns will continue to provide support for consumer expenditures, though we believe spending will soften somewhat in the months ahead. Further out, we expect that energy prices will begin to moderate as demand growth slows and supplies expand from the strategic reserve in the United States and from the OPEC nations of the Middle East.

Internationally, concerns about decelerating Chinese growth seem to have receded, and there are signs of solid growth in the Pacific Rim nations. Growth in Europe remains sluggish, but there are signs of more sustainable demand in Japan.

Our favorite international equity markets are in Asia and Europe, where the economies are at an earlier stage in the cycle than the United States. We see some attractive values in these markets, where interest rates are low and restructurings are generating earnings growth. Earnings reports in the United States have surpassed expectations so far this year, but the outlook is uncertain, considering the maturity of the economic expansion. Nonetheless, we feel that US equities are fairly valued and still worth owning.

We believe that global bond yields are likely to rise, but we feel that bonds in continental Europe should outperform other markets. As central banks worldwide pursue divergent policies, we are finding a variety of investment opportunities in equities and fixed-income securities around the globe.

Q:  How is Scudder Lifecycle Long Range Fund managed?

A:  There has been a change in the Scudder Lifecycle fund lineup since the last annual report. Scudder Lifecycle Mid Range Fund and Scudder Lifecycle Short Range Fund have been liquidated, so that the only remaining fund in the series is Scudder Lifecycle Long Range Fund.

We invest the fund in a mix of US and foreign stocks and bonds and short-term instruments. The fund has a target percentage of each of the three principal asset classes: equity, fixed-income and short-term instruments. The investment in each asset class fluctuates depending on our perception of the opportunities and risks associated with each class at a given time. We regularly use derivatives to increase or decrease exposure to the various asset classes.3 We also take positions in foreign currencies to enhance returns and to hedge risks.

3 A derivative is a financial arrangement that derives its value from a traditional security (such as a stock or bond), asset or index.

4 Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities. Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established in the present, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.

We employ a Global Asset Allocation (GAA) overlay, which offers a means to capture gains when various assets and asset classes advance or decline. It utilizes stock and bond futures and currency forwards to adjust exposure to the different asset classes without having to make dramatic shifts in the stock, bond and cash allocations of the fund, which are normally maintained at the percentages specific to the fund.4

Here's another way of thinking about GAA: It represents the view of Deutsche Asset Management investment teams around the world regarding currencies, equities and bonds. These views are combined to provide a "house view" that is risk-adjusted for the specific needs of the portfolio. This view is then executed through futures and currency forwards in the fund.

We also incorporate into our equity asset management a strategy that seeks to keep pace with a given benchmark index by investing in a similar portfolio of stocks. This strategy aims to achieve total returns of one-quarter to one-half of 1% above the index — in this case the S&P 500 Index — on an annual basis.

In managing the bond portion of the portfolio, we use a core fixed-income strategy to select bonds based on a number of characteristics in an effort to outperform the Citigroup Broad Investment Grade Bond Index.5

Q:  How did the fund perform during the period?

A:  In evaluating performance, we look at the fund's absolute returns and its return relative to several benchmarks. The primary benchmark is the Standard & Poor's 500 Index.6 A secondary benchmark is the Citigroup Broad Investment Grade Bond Index. Since the fund holds securities in three major asset classes — stocks, bonds and short-term securities — we have created an asset allocation benchmark. The asset allocation benchmark is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-Month T-Bill Index), weighted by their corresponding proportion of the fund's neutral position to produce the aggregate benchmark.

5 The Citigroup Broad Investment Grade Bond Index covers an all-inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities.

6 The Standard & Poor's 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

We also compare returns to those of a peer group of funds that allocate assets among several asset classes, the Lipper Flexible Portfolio Funds category.

The total return of the Standard & Poor's 500 Index for the six-month period ended September 2005 was 5.02%. The total return of the Citigroup Broad Investment Grade Bond Index was 2.43%. The Merrill Lynch 3-Month T-Bill Index had a return of 1.55%.

Scudder Lifecycle Long Range Fund had a return of 4.73% (Institutional Class), compared with 3.80% for its asset allocation benchmark. The asset allocation benchmark is a blend of weightings of 55% for the S&P 500 Index, 35% to the Citigroup Broad Investment Grade Bond Index and 10% to the Merrill Lynch 3-Month T-Bill Index. The fund finished below the average 5.53% return of its Lipper peer group. When stock prices are rising, this fund tends to underperform its peer group because many of the funds in the peer group at times allocate all or nearly all assets to equities, while Scudder Lifecycle Long Range Fund maintains a mix of stocks, bonds and short-term investments. However, the bond allocation in this fund can contribute to stability of returns over time.

Q:  What were the main factors that affected the fund's performance?

A:  An overweight in equities relative to the benchmark throughout the period, balanced by a corresponding underweight in bonds, was positive for the fund's performance, since equity returns were higher than bond returns.

The most significant positive was the success of the GAA overlay, which contributed more than a percentage point to performance. Returns of all asset classes in the overlay were positive, and performance benefited especially from a long position in European equities in the third quarter.

Early in the period, we had taken a large short position in US dollars. As interest rates in the United States increased and the dollar gained strength, we decreased this short position, and that was positive for performance. We took long positions in the Canadian and Australian dollars as a way of taking advantage of rising commodity prices, and this stance also contributed to performance. Because both Canada and Australia are large producers and exporters of raw materials, both countries' currencies are generally supported in periods of rising commodity prices.

Q:  Do you have other comments for shareholders?

A:  The positioning of this fund is similar to what it has been over the past year, with an equity position above the benchmark because we believe that stocks offer good value.

While the current environment certainly involves risks such as high energy prices and political instability in many parts of the world, we believe there is potential for global economic growth and continued market strength. During times of uncertainty with regard to geopolitical risks, economic growth and inflation, this fund, with its investments in multiple asset classes, can be a good investment because of its relatively low volatility and good risk-adjusted returns.

For investors, a disciplined asset allocation fund such as Lifecycle offers the potential to take advantage of a wide range of investment opportunities with a moderate degree of risk. In closing, we thank our investors for continued interest in Scudder Lifecycle Long Range Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	9/30/05	3/31/05

Common Stocks	57%	56%
Bonds	37%	35%
Cash Equivalents	6%	9%
	100%	100%
Five Largest Equity Holdings at September 30, 2005 (7.1% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	2.0%
2. General Electric Co. Industrial conglomerate	1.8%
3. Microsoft Corp. Developer of computer software	1.2%
4. Citigroup, Inc. Provider of diversified financial services	1.2%
5. Johnson & Johnson Provider of health care products	0.9%

Five Largest Fixed Income Long-Term Securities at September 30, 2005 (5.5% of Net Assets)
1. US Treasury Note 3.375%, 2/15/2008	2.0%
2. US Treasury Note 4.75%, 5/15/2014	1.3%
3. US Treasury Bond 6.00%, 2/15/2026	1.2%
4. Federal Home Loan Mortgage Corp. "JD", Series 2778, 5.00%, 12/15/2032	0.5%
5. TXU Electricity Ltd. 7.25%, 12/1/2016	0.5%

Asset allocation is based on market value of the Total Investment Portfolio and is subject to change. Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 54.9%
Consumer Discretionary 5.8%
Auto Components 0.1%
Dana Corp.	5,700	53,637
Delphi Corp.	21,000	57,960
Goodyear Tire & Rubber Co.*	6,600	102,894
Johnson Controls, Inc.	7,200	446,760
Visteon Corp.*	4,800	46,944
		708,195
Automobiles 0.1%
Ford Motor Co.	6,800	67,048
Harley-Davidson, Inc.	10,200	494,088
		561,136
Distributors 0.0%
Genuine Parts Co.	6,500	278,850
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	5,500	365,145
H&R Block, Inc.	12,100	290,158
		655,303
Hotels Restaurants & Leisure 0.7%
Carnival Corp.	16,100	804,678
Darden Restaurants, Inc.	5,000	151,850
Harrah's Entertainment, Inc.	6,800	443,292
Hilton Hotels Corp.	12,200	272,304
International Game Technology	12,800	345,600
Marriott International, Inc. "A"	6,400	403,200
McDonald's Corp.	46,700	1,563,983
Starbucks Corp.*	14,300	716,430
Starwood Hotels & Resorts Worldwide, Inc.	8,100	463,077
YUM! Brands, Inc.	10,600	513,146
		5,677,560
Household Durables 0.5%
Black & Decker Corp.	3,000	246,270
Centex Corp.	4,800	309,984
D.R. Horton, Inc.	10,200	369,444
Fortune Brands, Inc.	5,500	447,315
KB Home	7,400	541,680
Leggett & Platt, Inc.	7,100	143,420
Maytag Corp.	3,100	56,606
Newell Rubbermaid, Inc.	25,000	566,250
Pulte Homes, Inc.	8,000	343,360
Snap-on, Inc.	11,500	415,380
The Stanley Works	2,700	126,036
Whirlpool Corp.	2,500	189,425
		3,755,170
Internet & Catalog Retail 0.2%
eBay, Inc.*	41,500	1,709,800
Leisure Equipment & Products 0.1%
Brunswick Corp.	3,600	135,828
Mattel, Inc.	15,100	251,868
		387,696
Media 1.7%
Clear Channel Communications, Inc.*	20,300	667,667
Comcast Corp. "A"*	82,000	2,409,160
Dow Jones & Co., Inc.	2,200	84,018
Gannett Co., Inc.	100	6,883
Interpublic Group of Companies, Inc.*	15,800	183,912
Knight Ridder, Inc.	2,600	152,568
McGraw-Hill Companies, Inc.	13,900	667,756
Meredith Corp.	1,600	79,824
News Corp. "A"	51,200	798,208
Omnicom Group, Inc.	6,800	568,684
Time Warner, Inc.	175,400	3,176,494
Univision Communications, Inc. "A"*	8,600	228,158
Viacom, Inc. "B"	59,200	1,954,192
Walt Disney Co.	75,100	1,812,163
		12,789,687
Multiline Retail 0.7%
Big Lots, Inc.*	4,300	47,257
Dillard's, Inc. "A"	17,900	373,752
Dollar General Corp.	12,000	220,080
Federated Department Stores, Inc.	9,900	662,013
J.C. Penney Co., Inc.	9,400	445,748
Kohl's Corp.*	19,500	978,510
Nordstrom, Inc.	17,900	614,328
Sears Holdings Corp.*	3,817	474,911
Target Corp.	33,000	1,713,690
		5,530,289
Specialty Retail 1.3%
AutoNation, Inc.*	6,800	135,796
AutoZone, Inc.*	2,000	166,500
Bed Bath & Beyond, Inc.*	11,100	445,998
Best Buy Co., Inc.	1,100	47,883
Circuit City Stores, Inc.	25,700	441,012
Home Depot, Inc.	88,500	3,375,390
Limited Brands, Inc.	29,300	598,599
Lowe's Companies, Inc.	34,200	2,202,480
Office Depot, Inc.*	22,700	674,190
Staples, Inc.	27,400	584,168
The Sherwin-Williams Co.	11,700	515,619
Tiffany & Co.	13,800	548,826
		9,736,461
Textiles, Apparel & Luxury Goods 0.3%
Coach, Inc.*	24,200	758,912
Jones Apparel Group, Inc.	4,400	125,400
Liz Claiborne, Inc.	4,000	157,280
NIKE, Inc. "B"	11,100	906,648
Reebok International Ltd.	2,000	113,140
VF Corp.	3,300	191,301
		2,252,681
Consumer Staples 5.1%
Beverages 1.1%
Anheuser-Busch Companies, Inc.	10,200	439,008
Brown-Forman Corp. "B"	3,100	184,574
Coca-Cola Co.	77,600	3,351,544
Coca-Cola Enterprises, Inc.	11,300	220,350
Constellation Brands, Inc. "A"*	20,100	522,600
Pepsi Bottling Group, Inc.	5,200	148,460
PepsiCo, Inc.	62,400	3,538,704
		8,405,240
Food & Staples Retailing 1.2%
Costco Wholesale Corp.	17,900	771,311
CVS Corp.	30,400	881,904
Kroger Co.*	43,100	887,429
Safeway, Inc.	16,700	427,520
SUPERVALU, Inc.	5,100	158,712
Sysco Corp.	23,600	740,332
Wal-Mart Stores, Inc.	93,300	4,088,406
Walgreen Co.	19,200	834,240
		8,789,854
Food Products 0.7%
Archer-Daniels-Midland Co.	24,300	599,238
Campbell Soup Co.	6,900	205,275
ConAgra Foods, Inc.	19,400	480,150
General Mills, Inc.	20,700	997,740
H.J. Heinz Co.	16,300	595,602
Kellogg Co.	9,600	442,848
McCormick & Co, Inc.	5,100	166,413
Sara Lee Corp.	29,300	555,235
Tyson Foods, Inc. "A"	28,300	510,815
William Wrigley Jr. Co.	6,700	481,596
		5,034,912
Household Products 1.0%
Clorox Co.	5,700	316,578
Colgate-Palmolive Co.	19,500	1,029,405
Kimberly-Clark Corp.	17,800	1,059,634
Procter & Gamble Co.	91,900	5,464,374
		7,869,991
Personal Products 0.3%
Alberto-Culver Co.	2,800	125,300
Avon Products, Inc.	17,600	475,200
Gillette Co.	22,500	1,309,500
		1,910,000
Tobacco 0.8%
Altria Group, Inc.	77,500	5,712,525
UST, Inc.	14,100	590,226
		6,302,751
Energy 5.9%
Energy Equipment & Services 1.1%
Baker Hughes, Inc.	12,800	763,904
BJ Services Co.	21,300	766,587
Halliburton Co.	23,800	1,630,776
Nabors Industries Ltd.*	10,400	747,032
National-Oilwell Vargo, Inc.*	6,500	427,700
Noble Corp.	5,100	349,146
Rowan Companies, Inc.	13,300	472,017
Schlumberger Ltd.	22,000	1,856,360
Transocean, Inc.*	12,300	754,113
Weatherford International Ltd.*	5,200	357,032
		8,124,667
Oil, Gas & Consumable Fuels 4.8%
Amerada Hess Corp.	3,000	412,500
Anadarko Petroleum Corp.	8,800	842,600
Apache Corp.	12,300	925,206
Burlington Resources, Inc.	18,400	1,496,288
Chevron Corp.	84,041	5,439,961
ConocoPhillips	52,000	3,635,320
Devon Energy Corp.	16,900	1,160,016
El Paso Corp.	24,600	341,940
EOG Resources, Inc.	13,300	996,170
ExxonMobil Corp.	235,500	14,963,670
Kerr-McGee Corp.	7,713	749,009
Kinder Morgan, Inc.	3,500	336,560
Marathon Oil Corp.	18,400	1,268,312
Murphy Oil Corp.	6,200	309,194
Occidental Petroleum Corp.	5,500	469,865
Sunoco, Inc.	5,100	398,820
Valero Energy Corp.	11,400	1,288,884
Williams Companies, Inc.	21,400	536,070
XTO Energy, Inc.	13,500	611,820
		36,182,205
Financials 10.9%
Banks 3.2%
AmSouth Bancorp.	13,100	330,906
Bank of America Corp.	150,100	6,319,210
BB&T Corp.	20,500	800,525
Comerica, Inc.	6,300	371,070
Compass Bancshares, Inc.	4,600	210,818
Fifth Third Bancorp.	4,200	154,266
First Horizon National Corp.	4,700	170,845
Golden West Financial Corp.	9,600	570,144
Huntington Bancshares, Inc.	8,700	195,489
KeyCorp.	15,300	493,425
M&T Bank Corp.	3,000	317,130
Marshall & Ilsley Corp.	7,700	335,027
National City Corp.	21,200	708,928
PNC Financial Services Group, Inc.	10,900	632,418
Regions Financial Corp.	17,200	535,264
Sovereign Bancorp, Inc.	13,500	297,540
SunTrust Banks, Inc.	13,500	937,575
Synovus Financial Corp.	11,700	324,324
US Bancorp.	68,300	1,917,864
Wachovia Corp.	58,900	2,803,051
Washington Mutual, Inc.	41,000	1,608,020
Wells Fargo & Co.	63,100	3,695,767
Zions Bancorp.	3,300	234,993
		23,964,599
Capital Markets 1.7%
Bank of New York Co., Inc.	29,100	855,831
Bear Stearns Companies, Inc.	7,300	801,175
Charles Schwab Corp.	38,800	559,884
E*TRADE Financial Corp.*	13,900	244,640
Federated Investors, Inc. "B"	3,100	103,013
Franklin Resources, Inc.	5,500	461,780
Janus Capital Group, Inc.	8,400	121,380
Lehman Brothers Holdings, Inc.	13,000	1,514,240
Mellon Financial Corp.	15,600	498,732
Merrill Lynch & Co., Inc.	34,600	2,122,710
Morgan Stanley	40,500	2,184,570
State Street Corp.	12,400	606,608
T. Rowe Price Group, Inc.	4,800	313,440
The Goldman Sachs Group, Inc.	20,100	2,443,758
		12,831,761
Consumer Finance 0.8%
American Express Co.	46,300	2,659,472
Capital One Financial Corp.	10,800	858,816
MBNA Corp.	47,000	1,158,080
Providian Financial Corp.*	29,100	514,488
SLM Corp.	15,600	836,784
		6,027,640
Diversified Financial Services 2.3%
CIT Group, Inc.	7,500	338,850
Citigroup, Inc.	193,100	8,789,912
Countrywide Financial Corp.	22,200	732,156
Fannie Mae	23,000	1,030,860
Freddie Mac	14,700	829,962
JPMorgan Chase & Co.	131,200	4,451,616
MGIC Investment Corp.	8,700	558,540
Moody's Corp.	9,400	480,152
Principal Financial Group, Inc.	10,400	492,648
		17,704,696
Insurance 2.4%
ACE Ltd.	10,800	508,356
AFLAC, Inc.	18,700	847,110
Allstate Corp.	24,600	1,360,134
American International Group, Inc.	86,800	5,378,128
Aon Corp.	22,300	715,384
Chubb Corp.	7,400	662,670
Cincinnati Financial Corp.	6,505	272,494
Hartford Financial Services Group, Inc.	11,200	864,304
Jefferson-Pilot Corp.	11,500	588,455
Lincoln National Corp.	12,900	671,058
Loews Corp.	5,100	471,291
MBIA, Inc.	5,000	303,100
MetLife, Inc.	28,300	1,410,189
Progressive Corp.	7,400	775,298
Prudential Financial, Inc.	19,200	1,297,152
Safeco Corp.	4,600	245,548
The St. Paul Travelers Companies, Inc.	25,300	1,135,211
Torchmark Corp.	3,900	206,037
UnumProvident Corp.	11,200	229,600
XL Capital Ltd. "A"	5,300	360,559
		18,302,078
Real Estate 0.5%
Apartment Investment & Management Co. "A", (REIT)	3,500	135,730
Archstone-Smith Trust, (REIT)	7,900	314,973
Equity Office Properties Trust, (REIT)	15,400	503,734
Equity Residential, (REIT)	19,500	738,075
Plum Creek Timber Co., Inc., (REIT)	6,900	261,579
ProLogis, (REIT)	9,200	407,652
Public Storage, Inc., (REIT)	3,100	207,700
Simon Property Group, Inc., (REIT)	6,800	504,016
Vornado Realty Trust, (REIT)	4,400	381,128
		3,454,587
Health Care 7.4%
Biotechnology 0.9%
Amgen, Inc.*	48,300	3,848,061
Applera Corp. — Applied Biosystems Group	7,300	169,652
Biogen Idec, Inc.*	12,600	497,448
Chiron Corp.*	4,100	178,842
Genzyme Corp.*	14,300	1,024,452
Gilead Sciences, Inc.*	24,000	1,170,240
MedImmune, Inc.*	9,200	309,580
		7,198,275
Health Care Equipment & Supplies 1.2%
Bausch & Lomb, Inc.	2,000	161,360
Baxter International, Inc.	23,300	928,971
Becton, Dickinson & Co.	9,400	492,842
Boston Scientific Corp.*	22,000	514,140
C.R. Bard, Inc.	4,000	264,120
Fisher Scientific International, Inc.*	9,864	612,061
Guidant Corp.	12,400	854,236
Hospira, Inc.*	14,100	577,677
Medtronic, Inc.	34,100	1,828,442
Millipore Corp.*	1,900	119,491
PerkinElmer, Inc.	4,900	99,813
St. Jude Medical, Inc.	20,700	968,760
Stryker Corp.	10,900	538,787
Thermo Electron Corp.*	6,000	185,400
Waters Corp.*	4,300	178,880
Zimmer Holdings, Inc.*	9,200	633,788
		8,958,768
Health Care Providers & Services 1.6%
Aetna, Inc.	10,900	938,926
AmerisourceBergen Corp.	3,900	301,470
Cardinal Health, Inc.	2,800	177,632
Caremark Rx, Inc.*	16,800	838,824
CIGNA Corp.	4,800	565,728
Coventry Health Care, Inc.*	4,000	344,080
Express Scripts, Inc.*	11,000	684,200
HCA, Inc.	16,900	809,848
Health Management Associates, Inc. "A"	9,200	215,924
Humana, Inc.*	6,100	292,068
IMS Health, Inc.	8,500	213,945
Laboratory Corp. of America Holdings*	5,100	248,421
Manor Care, Inc.	3,000	115,230
McKesson Corp.	11,500	545,675
Medco Health Solutions, Inc.*	11,300	619,579
Quest Diagnostics, Inc.	6,200	313,348
Tenet Healthcare Corp.*	17,500	196,525
UnitedHealth Group, Inc.	47,200	2,652,640
WellPoint, Inc.*	22,900	1,736,278
		11,810,341
Pharmaceuticals 3.7%
Abbott Laboratories	58,100	2,463,440
Allergan, Inc.	4,800	439,776
Bristol-Myers Squibb Co.	73,000	1,756,380
Eli Lilly & Co.	42,300	2,263,896
Forest Laboratories, Inc.*	12,700	494,919
Johnson & Johnson	111,100	7,030,408
King Pharmaceuticals, Inc.*	9,000	138,420
Merck & Co., Inc.	82,000	2,231,220
Mylan Laboratories, Inc.	26,700	514,242
Pfizer, Inc.	250,500	6,254,985
Schering-Plough Corp.	70,800	1,490,340
Watson Pharmaceuticals, Inc.*	3,900	142,779
Wyeth	50,100	2,318,127
		27,538,932
Industrials 5.7%
Aerospace & Defense 1.2%
Boeing Co.	30,600	2,079,270
General Dynamics Corp.	2,300	274,965
Goodrich Corp.	4,500	199,530
Honeywell International, Inc.	31,900	1,196,250
L-3 Communications Holdings, Inc.	8,500	672,095
Lockheed Martin Corp.	13,600	830,144
Northrop Grumman Corp.	13,300	722,855
Raytheon Co.	16,900	642,538
Rockwell Collins, Inc.	6,600	318,912
United Technologies Corp.	38,300	1,985,472
		8,922,031
Air Freight & Logistics 0.5%
FedEx Corp.	11,300	984,569
Ryder System, Inc.	2,400	82,128
United Parcel Service, Inc. "B"	41,400	2,861,982
		3,928,679
Airlines 0.1%
Southwest Airlines Co.	25,900	384,615
Building Products 0.0%
American Standard Companies, Inc.	6,900	321,195
Commercial Services & Supplies 0.4%
Allied Waste Industries, Inc.*	8,100	68,445
Avery Dennison Corp.	4,100	214,799
Cendant Corp.	39,100	807,024
Equifax, Inc.	4,800	167,712
Monster Worldwide, Inc.*	4,600	141,266
R.R. Donnelley & Sons Co.	8,100	300,267
Robert Half International, Inc.	15,600	555,204
Waste Management, Inc.	21,000	600,810
		2,855,527
Construction & Engineering 0.0%
Fluor Corp.	3,200	206,016
Electrical Equipment 0.3%
American Power Conversion Corp.	6,400	165,760
Cooper Industries Ltd. "A"	3,500	241,990
Emerson Electric Co.	15,400	1,105,720
Rockwell Automation, Inc.	6,800	359,720
		1,873,190
Industrial Conglomerates 2.2%
3M Co.	28,600	2,098,096
General Electric Co.	395,900	13,329,953
Tyco International Ltd.	53,800	1,498,330
		16,926,379
Machinery 0.6%
Caterpillar, Inc.	25,300	1,486,375
Cummins, Inc.	1,700	149,583
Danaher Corp.	8,900	479,087
Dover Corp.	7,600	310,004
Eaton Corp.	5,500	349,525
Illinois Tool Works, Inc.	100	8,233
ITT Industries, Inc.	6,300	715,680
Navistar International Corp.*	2,300	74,589
PACCAR, Inc.	6,400	434,496
Pall Corp.	4,600	126,500
Parker-Hannifin Corp.	9,600	617,376
		4,751,448
Road & Rail 0.4%
Burlington Northern Santa Fe Corp.	13,900	831,220
CSX Corp.	8,100	376,488
Norfolk Southern Corp.	15,200	616,512
Union Pacific Corp.	14,600	1,046,820
		2,871,040
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	2,900	182,468
Information Technology 8.9%
Communications Equipment 1.7%
ADC Telecommunications, Inc.*	4,414	100,904
Andrew Corp.*	6,100	68,015
Avaya, Inc.*	15,800	162,740
CIENA Corp.*	21,600	57,024
Cisco Systems, Inc.*	238,700	4,279,891
Comverse Technologies, Inc.*	7,500	197,025
Corning, Inc.*	72,700	1,405,291
JDS Uniphase Corp.*	61,600	136,752
Lucent Technologies, Inc.*	166,100	539,825
Motorola, Inc.	92,200	2,036,698
QUALCOMM, Inc.	68,200	3,051,950
Scientific-Atlanta, Inc.	14,700	551,397
Tellabs, Inc.*	49,300	518,636
		13,106,148
Computers & Peripherals 2.0%
Apple Computer, Inc.*	31,000	1,661,910
Dell, Inc.*	99,200	3,392,640
EMC Corp.*	116,500	1,507,510
Gateway, Inc.*	9,900	26,730
Hewlett-Packard Co.	107,000	3,124,400
International Business Machines Corp.	51,700	4,147,374
Lexmark International, Inc. "A"*	4,400	268,620
NCR Corp.*	7,000	223,370
Network Appliance, Inc.*	13,700	325,238
QLogic Corp.*	3,400	116,280
Sun Microsystems, Inc.*	127,400	499,408
		15,293,480
Electronic Equipment & Instruments 0.2%
Agilent Technologies, Inc.*	18,500	605,875
Jabil Circuit, Inc.*	17,400	538,008
Molex, Inc.	5,400	144,072
Sanmina-SCI Corp.*	19,700	84,513
Solectron Corp.*	36,300	141,933
		1,514,401
Internet Software & Services 0.2%
Yahoo!, Inc.*	46,800	1,583,712
IT Consulting & Services 0.6%
Affiliated Computer Services, Inc. "A"*	4,700	256,620
Automatic Data Processing, Inc.	21,600	929,664
Computer Sciences Corp.*	6,900	326,439
Convergys Corp.*	5,300	76,161
Electronic Data Systems Corp.	19,400	435,336
First Data Corp.	28,800	1,152,000
Fiserv, Inc.*	7,000	321,090
Paychex, Inc.	12,400	459,792
Sabre Holdings Corp.	4,900	99,372
Unisys Corp.*	12,800	84,992
		4,141,466
Office Electronics 0.1%
Xerox Corp.*	35,900	490,035
Semiconductors & Semiconductor Equipment 1.9%
Advanced Micro Devices, Inc.*	14,900	375,480
Altera Corp.*	14,000	267,540
Applied Materials, Inc.	80,200	1,360,192
Applied Micro Circuits Corp.*	11,500	34,500
Broadcom Corp. "A"*	17,800	834,998
Freescale Semiconductor, Inc. "B"*	29,312	691,177
Intel Corp.	227,500	5,607,875
KLA-Tencor Corp.	7,400	360,824
Linear Technology Corp.	11,500	432,285
LSI Logic Corp.*	14,600	143,810
Maxim Integrated Products, Inc.	12,200	520,330
Micron Technology, Inc.*	23,000	305,900
National Semiconductor Corp.	12,800	336,640
Novellus Systems, Inc.*	5,200	130,416
NVIDIA Corp.*	6,300	215,964
PMC-Sierra, Inc.*	6,900	60,789
Teradyne, Inc.*	7,400	122,100
Texas Instruments, Inc.	60,600	2,054,340
Xilinx, Inc.	13,000	362,050
		14,217,210
Software 2.2%
Adobe Systems, Inc.*	18,400	549,240
Autodesk, Inc.*	16,100	747,684
BMC Software, Inc.*	24,100	508,510
Citrix Systems, Inc.*	6,300	158,382
Computer Associates International, Inc.	17,300	481,113
Compuware Corp.*	14,500	137,750
Electronic Arts, Inc.*	17,000	967,130
Intuit, Inc.*	6,800	304,708
Mercury Interactive Corp.*	11,900	471,240
Microsoft Corp.	344,100	8,853,693
Novell, Inc.	14,300	106,535
Oracle Corp.*	167,500	2,075,325
Parametric Technology Corp.*	10,200	71,094
Siebel Systems, Inc.	19,600	202,468
Symantec Corp.*	44,760	1,014,262
		16,649,134
Materials 1.4%
Chemicals 0.7%
Air Products & Chemicals, Inc.	8,300	457,662
Ashland, Inc.	2,800	154,672
Dow Chemical Co.	36,000	1,500,120
E.I. du Pont de Nemours & Co.	15,800	618,886
Ecolab, Inc.	6,900	220,317
Engelhard Corp.	4,500	125,595
Hercules, Inc.*	4,200	51,324
International Flavors & Fragrances, Inc.	3,100	110,484
Monsanto Co.	10,000	627,500
PPG Industries, Inc.	6,300	372,897
Praxair, Inc.	12,100	579,953
Rohm & Haas Co.	5,400	222,102
Sigma-Aldrich Corp.	2,500	160,150
		5,201,662
Construction Materials 0.0%
Vulcan Materials Co.	3,800	281,998
Containers & Packaging 0.1%
Ball Corp.	4,100	150,634
Pactiv Corp.*	5,600	98,112
Sealed Air Corp.*	3,100	147,126
Temple-Inland, Inc.	4,200	171,570
		567,442
Metals & Mining 0.3%
Alcoa, Inc.	32,600	796,092
Allegheny Technologies, Inc.	3,100	96,038
Freeport-McMoRan Copper & Gold, Inc. "B"*	13,600	660,824
Newmont Mining Corp.	16,700	787,739
Nucor Corp.	5,800	342,142
		2,682,835
Paper & Forest Products 0.3%
Georgia-Pacific Corp.	9,700	330,382
Louisiana-Pacific Corp.	16,100	445,809
MeadWestvaco Corp.	6,900	190,578
Weyerhaeuser Co.	14,000	962,500
		1,929,269
Telecommunication Services 1.7%
Diversified Telecommunication Services 1.3%
AT&T Corp.	30,000	594,000
BellSouth Corp.	68,500	1,801,550
CenturyTel, Inc.	14,700	514,206
Citizens Communications Co.	12,900	174,795
Qwest Communications International, Inc.*	57,000	233,700
SBC Communications, Inc.	123,500	2,960,295
Verizon Communications, Inc.	103,300	3,376,877
		9,655,423
Wireless Telecommunication Services 0.4%
ALLTEL Corp.	4,600	299,506
Sprint Nextel Corp.	109,575	2,605,694
		2,905,200
Utilities 2.1%
Electric Utilities 1.0%
Allegheny Energy, Inc.*	6,100	187,392
American Electric Power Co., Inc.	23,100	917,070
Cinergy Corp.	7,400	328,634
Edison International	12,100	572,088
Entergy Corp.	7,700	572,264
Exelon Corp.	25,000	1,336,000
FirstEnergy Corp.	12,300	641,076
FPL Group, Inc.	14,700	699,720
Pinnacle West Capital Corp.	3,700	163,096
PPL Corp.	14,200	459,086
Progress Energy, Inc.	9,400	420,650
Southern Co.	27,900	997,704
		7,294,780
Gas Utilities 0.0%
Nicor, Inc.	1,600	67,248
Peoples Energy Corp.	1,400	55,132
		122,380
Independent Power Producers & Energy Traders 0.4%
AES Corp.*	24,400	400,892
Calpine Corp.*	21,200	54,908
Constellation Energy Group	6,600	406,560
Duke Energy Corp.	34,600	1,009,282
Dynegy, Inc. "A"*	10,800	50,868
TXU Corp.	11,900	1,343,272
		3,265,782
Multi-Utilities 0.7%
Ameren Corp.	7,600	406,524
CenterPoint Energy, Inc.	11,600	172,492
CMS Energy Corp.*	8,200	134,890
Consolidated Edison, Inc.	15,900	771,945
Dominion Resources, Inc.	16,600	1,429,924
DTE Energy Co.	6,600	302,676
KeySpan Corp.	6,500	239,070
NiSource, Inc.	10,200	247,350
PG&E Corp.	13,900	545,575
Public Service Enterprise Group, Inc.	8,900	572,804
TECO Energy, Inc.	7,800	140,556
Xcel Energy, Inc.	15,100	296,111
		5,259,917
Total Common Stocks (Cost $357,462,590)		413,838,987
	Principal Amount ($)	Value ($)

Corporate Bonds 6.1%
Consumer Discretionary 1.0%
Auburn Hills Trust, 12.375%, 5/1/2020	113,000	170,526
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	195,000	216,343
D.R. Horton, Inc., 5.375%, 6/15/2012	1,846,000	1,788,506
DaimlerChrysler NA Holding Corp., 4.75%, 1/15/2008	978,000	972,848
Harrah's Operating Co., Inc.:
144A, 5.625%, 6/1/2015	1,133,000	1,120,040
144A, 5.75%, 10/1/2017	298,000	291,689
Mandalay Resort Group, 6.5%, 7/31/2009	176,000	176,880
MGM MIRAGE:
6.0%, 10/1/2009	345,000	340,687
144A, 6.625%, 7/15/2015	115,000	113,706
TCI Communications, Inc., 8.75%, 8/1/2015	1,304,000	1,619,145
Time Warner, Inc., 7.625%, 4/15/2031	970,000	1,136,384
		7,946,754
Energy 0.2%
Chesapeake Energy Corp.:
6.25%, 1/15/2018	194,000	190,120
144A, 6.5%, 8/15/2017	268,000	272,690
Enterprise Products Operating LP:
Series B, 5.0%, 3/1/2015	457,000	433,614
7.5%, 2/1/2011	535,000	585,187
		1,481,611
Financials 3.3%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016	2,810,000	3,179,903
American General Finance Corp.:
Series H, 4.0%, 3/15/2011	860,000	816,641
Series H, 4.625%, 9/1/2010	1,305,000	1,286,893
AmerUs Group Co., 5.95%, 8/15/2015	123,000	122,636
ASIF Global Finance XVIII, 144A, 3.85%, 11/26/2007	1,272,000	1,249,136
Banc America Commercial Mortgage, Inc., 5.155%, 7/10/2045	1,400,000	1,332,789
BB&T Capital Trust I, 5.85%, 8/18/2035	320,000	315,573
Duke Capital LLC, 4.302%, 5/18/2006	1,357,000	1,356,132
Erac USA Finance Co., 144A, 8.0%, 1/15/2011	1,180,000	1,332,024
ERP Operating LP:
6.584%, 4/13/2015 (a)	1,327,000	1,451,231
6.95%, 3/2/2011	379,000	412,062
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	760,000	783,688
Ford Motor Credit Co.:
6.5%, 1/25/2007	261,000	261,304
6.875%, 2/1/2006	3,027,000	3,039,386
General Motors Acceptance Corp.:
6.125%, 8/28/2007	795,000	782,596
6.15%, 4/5/2007	195,000	193,514
HSBC Bank USA, 5.625%, 8/15/2035	541,000	532,882
JPMorgan Chase XVII, 5.85%, 8/1/2035	265,000	259,521
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	1,285,000	1,257,831
Marsh & McLennan Companies, Inc., 5.15%, 9/15/2010	580,000	576,242
Merrill Lynch & Co., Inc., Series C, 4.79%, 8/4/2010	1,053,000	1,049,362
Nationwide Financial Services, Inc., 5.1%, 10/1/2015	290,000	285,097
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	682,000	766,919
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	865,000	964,587
The Goldman Sachs Group, Inc., 4.75%, 7/15/2013	322,000	314,644
Verizon Global Funding Corp., 7.75%, 12/1/2030	670,000	816,246
		24,738,839
Health Care 0.2%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	1,213,000	1,389,441
Industrials 0.1%
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	114,071	120,283
K. Hovnanian Enterprises, Inc., 6.25%, 1/15/2015	740,000	693,960
		814,243
Materials 0.4%
Alcan, Inc., 5.75%, 6/1/2035	549,000	539,746
Georgia-Pacific Corp.:
7.75%, 11/15/2029	568,000	609,180
8.875%, 5/15/2031	805,000	952,050
Newmont Mining Corp., 5.875%, 4/1/2035	690,000	676,263
Weyerhaeuser Co., 7.375%, 3/15/2032	154,000	174,208
		2,951,447
Telecommunication Services 0.1%
Anixter International, Inc., 5.95%, 3/1/2015 (a)	159,000	154,340
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	825,000	852,307
		1,006,647
Utilities 0.8%
Entergy Louisiana, Inc., 6.3%, 9/1/2035	315,000	297,621
Old Dominion Electric Cooperative, Series A, 6.25%, 6/1/2011	1,810,000	1,939,737
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	1,730,000	1,921,598
TXU Energy Co., 7.0%, 3/15/2013	515,000	559,097
Westar Energy, Inc., 5.95%, 1/1/2035	990,000	987,305
		5,705,358
Total Corporate Bonds (Cost $45,608,928)		46,034,340

Foreign Bonds — US$ Denominated 2.5%
Energy 0.4%
TXU Electricity Ltd., 144A, 7.25%, 12/1/2016	2,875,000	3,361,410
Financials 0.6%
HBOS PLC, 144A, 5.92%, 9/29/2049	200,000	200,487
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,600,000	2,562,843
Mizuho Financial Group, (Cayman), 8.375%, 4/27/2009	690,000	746,925
Resona Bank, Ltd, 144A, 5.85%, 9/29/2049	665,000	656,346
Westfield Capital Corp., 144A, 4.375%, 11/15/2010	253,000	246,891
		4,413,492
Industrials 0.9%
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	2,690,000	3,212,721
Tyco International Group SA:
6.75%, 2/15/2011	2,318,000	2,503,688
6.875%, 1/15/2029	427,000	489,971
7.0%, 6/15/2028	166,000	191,867
		6,398,247
Materials 0.2%
Celulosa Arauco y Constitucion SA, 144A, 5.625%, 4/20/2015 (a)	1,146,000	1,136,551
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	499,000	507,567
		1,644,118
Sovereign Bonds 0.0%
United Mexican States, 8.375%, 1/14/2011	70,000	80,500
Telecommunication Services 0.4%
British Telecommunications PLC, 8.875%, 12/15/2030	1,147,000	1,555,829
Telecom Italia Capital:
5.25%, 11/15/2013	1,115,000	1,107,095
5.25%, 10/1/2015 (a)	350,000	343,920
		3,006,844
Total Foreign Bonds — US$ Denominated (Cost $17,716,186)		18,904,611

Asset Backed 2.4%
Automobile Receivables 0.5%
Drive Auto Receivables Trust, "A4", Series 2002-1, 144A, 4.09%, 1/15/2008	925,322	924,983
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	1,336,112	1,330,947
"A4", Series 2002-2, 4.3%, 3/15/2010	1,126,250	1,123,733
"A4", Series 2001-4, 4.92%, 8/15/2007	235,887	236,019
"B", Series 2002-1, 5.37%, 1/15/2010	410,626	410,274
		4,025,956
Home Equity Loans 1.9%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	1,266,991	1,296,234
Centex Home Equity, "AF6", Series 2004-D, 4.67%, 9/25/2034	1,260,000	1,240,943
First Franklin Mortgage Loan NIM:
"N1", Series 2004-FFH4, 144A, 4.212%, 1/21/2035	1,295,335	1,295,335
"A", Series 2005-FFH2, 144A, 4.75%, 4/27/2035	1,019,152	1,014,057
Master ABS NIM Trust, "N1", Series 2005-CI8A, 144A, 4.702%, 2/26/2035	1,475,495	1,472,267
Meritage Asset Holdings NIM, "N1", Series 2005-1, 144A, 4.581%, 5/25/2035	1,018,672	1,016,126
Merrill Lynch Mortgage Investors, Inc., "N1", Series 2005-NC1N, 144A, 5.0%, 10/25/2035	1,400,166	1,404,377
Novastar NIM Trust, "Note", Series 2005-N1, 144A, 4.777%, 10/26/2035	792,422	791,304
Renaissance Home Equity Loan Trust, "AF2", Series 2005-3, 4.723%, 11/25/2035	1,925,000	1,925,000
Renaissance NIM Trust, "Note", Series 2004-B, 144A, 5.193%, 8/26/2034	365,750	365,681
Residential Asset Mortgage Products, Inc., "AI3", Series 2004-RS6, 4.54%, 8/25/2028	2,040,000	2,031,064
		13,852,388
Total Asset Backed (Cost $17,977,210)		17,878,344

US Government Sponsored Agencies 0.2%
Farm Credit Bank of Texas, Series 1, 7.561%, 11/29/2049 (Cost $1,267,897)	1,169,000	1,254,349

US Government Agency Sponsored Pass-Throughs 3.0%
Federal Home Loan Mortgage Corp.:
5.0%, 12/1/2033 (g)	105,000	102,736
6.0%, 10/1/2033	682,365	694,344
6.5%, 1/1/2035	1,238,923	1,275,286
Federal National Mortgage Association:
4.5%, with various maturities from 7/1/2018 until 9/1/2033 (g)	5,903,617	5,713,436
5.5%, with various maturities from 11/1/2024 until 2/1/2025	3,196,840	3,215,501
6.0%, with various maturities from 1/1/2024 until 6/1/2035	5,427,175	5,537,380
6.26%, 6/1/2009	1,800,171	1,872,444
6.5%, with various maturities from 5/1/2023 until 11/1/2033	2,544,106	2,632,810
7.13%, 1/1/2012	1,115,338	1,139,051
9.0%, 11/1/2030	102,936	113,490
Total US Government Agency Sponsored Pass-Throughs (Cost $22,465,732)		22,296,478

Commercial and Non-Agency Mortgage-Backed Securities 6.4%
Bear Stearns Adjustable Rate Mortgage Trust, "2A3", Series 2005-4, 4.45%**, 8/25/2035	980,000	958,103
Citicorp Mortgage Securities, Inc.:
"1A1", Series 2003-5, 5.5%, 4/25/2033	1,143,423	1,148,261
"1A1", Series 2004-8, 5.5%, 10/25/2034	1,231,675	1,237,321
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,818,814	1,875,083
Countrywide Alternative Loan Trust:
"2A1", Series 2005-J6, 5.5%, 7/25/2025	1,964,795	1,963,515
"1A1", Series 2004-J1, 6.0%, 2/25/2034	391,462	395,013
"A1", Series 2004-35T2, 6.0%, 2/25/2035	1,202,055	1,211,928
DLJ Mortgage Acceptance Corp.:
"A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	827,861	852,590
"A1B", Series 1997-CF1, 144A, 7.6%, 5/15/2030	618,503	638,106
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	579,013	596,531
GMAC Mortgage Corporate Loan Trust, "A2", Series 2004-J1, 5.25%, 4/25/2034	1,117,094	1,112,966
GMAC Mortgage Corporate Loan Trust, Series 2003-GH2, "A2", 3.69%, 7/25/2020	1,162,713	1,156,823
GS Mortgage Securities Corp. II, "AJ", Series 2005-GG4, 4.782%, 7/10/2039	2,602,000	2,537,807
Impac Secured Assets Corp., "3A1", Series 2005-1, 4.985%**, 7/25/2035	2,024,153	2,014,070
LB-UBS Commercial Mortgage Trust, "A2", Series 2005-C2, 4.821%, 4/15/2030	1,345,000	1,343,645
Master Adjustable Rate Mortgages Trust:
"B1", Series 2004-13, 3.814%, 12/21/2034	1,400,808	1,348,496
"5A1", Series 2004-6, 4.789%, 7/25/2034	1,307,235	1,299,059
Master Alternative Loans Trust, "8A1", Series 2004-3, 7.0%, 4/25/2034	275,178	278,916
Master Asset Securitization Trust:
"8A1", Series 2003-6, 5.5%, 7/25/2033	822,527	816,615
"2A7", Series 2003-9, 5.5%, 10/25/2033	1,240,797	1,239,479
Morgan Stanley Capital I, "C", Series 1997-ALIC, 6.84%, 1/15/2028	308,590	308,436
Residential Accredit Loans, Inc., "A3", Series 2004-QS11, 5.5%, 8/25/2034	1,127,807	1,131,861
Residential Asset Securitization Trust, "A1", Series 2003-A11, 4.25%, 11/25/2033	679,668	678,094
Structured Adjustable Rate Mortgage Loan, "5A1", Series 2005-18, 5.622%, 9/25/2035	1,367,943	1,373,928
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	462,649	450,794
Wachovia Bank Commercial Mortgage Trust, "E, Series 2005-C20, 144A, 5.396%, 7/15/2042	1,370,000	1,359,393
Washington Mutual:
"1A3", Series 2005-AR14, 5.086%, 12/25/2035	1,325,000	1,322,021
"1A1", Series 2005-AR14, 5.086%, 12/25/2035	1,325,000	1,322,051
"A6", Series 2004-AR4, 3.806%, 6/25/2034	1,410,000	1,364,715
"A6", Series 2004-AR5, 3.853%, 6/25/2034	1,475,000	1,427,527
"A6", Series 2003-AR11, 3.985%, 10/25/2033	1,315,000	1,282,257
"A6", Series 2003-AR10, 4.071%, 10/25/2033	2,130,000	2,090,716
"1A6", Series 2005-AR12, 4.846%, 10/25/2035	2,745,000	2,716,052
Wells Fargo Mortgage Backed Securities Trust:
"A6", Series 2004-N, 4.0%, 8/25/2034	2,060,000	2,028,981
"2A4", Series 2005-AR10, 4.11%**, 6/25/2035	291,835	286,248
"2A14", Series 2005-AR10, 4.111%**, 6/25/2035	2,010,000	1,974,774
"4A4", Series 2005-AR16, 4.993%, 10/25/2035	1,340,000	1,345,863
"4A2", Series 2005-AR16, 4.993%, 10/25/2035	2,080,000	2,078,700
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $49,099,314)		48,566,738

Collateralized Mortgage Obligations 6.0%
Fannie Mae Whole Loan:
"2A3", Series 2003-W15, 4.71%, 8/25/2043	523,647	522,653
"1A3", Series 2003-W18, 4.732%, 8/25/2043	616,375	615,287
"1A3", Series 2003-W19, 4.783%, 11/25/2033	697,924	695,037
"A2", Series 2004-W4, 5.0%, 6/25/2034	1,875,000	1,877,905
"A23", Series 2004-W10, 5.0%, 8/25/2034	2,055,000	2,043,223
Federal Home Loan Mortgage Corp.:
"PX", Series 2628, 4.0%, 10/15/2016	2,025,000	1,971,019
"PB" , Series 2727, 4.25%, 4/15/2023	1,470,000	1,455,162
"TG", Series 2690, 4.5%, 4/15/2032	1,220,000	1,175,269
"LC", Series 2682, 4.5%, 7/15/2032	900,000	867,216
"PE", Series 2727, 4.5%, 7/15/2032	2,080,000	2,004,204
"HG", Series 2543, 4.75%, 9/15/2028	797,518	797,738
"BG", Series 2640, 5.0%, 2/15/2032	2,330,000	2,287,098
"JD", Series 2778, 5.0%, 12/15/2032	4,015,000	3,945,496
"EG", Series 2836, 5.0%, 12/15/2032	2,685,000	2,615,619
"PD", Series 2783, 5.0%, 1/15/2033	1,385,000	1,353,029
"PE", Series 2864, 5.0%, 6/15/2033	2,080,000	2,031,904
"BG", Series 2869, 5.0%, 7/15/2033	315,000	308,723
"NE", Series 2921, 5.0%, 9/15/2033	2,080,000	1,997,116
"KD", Series 2915, 5.0%, 9/15/2033	1,460,000	1,415,538
"PE", Series 2378, 5.5%, 11/15/2016	1,495,000	1,523,837
"PE", Series 2512, 5.5%, 2/15/2022	1,725,000	1,769,169
"BD", Series 2453, 6.0%, 5/15/2017	886,972	910,026
"GE", Series 2809, 6.0%, 5/15/2030	1,345,000	1,370,742
Federal National Mortgage Association:
"A2", Series 2003-63, 2.34%, 7/25/2044	49,383	49,285
"TU", Series 2003-122, 4.0%, 5/25/2016	1,690,000	1,673,865
"NE", Series 2004-52, 4.5%, 7/25/2033	1,309,000	1,257,206
"PE", Series 2005-44, 5.0%, 7/25/2033	595,000	576,576
"HE", Series 2005-22, 5.0%, 10/25/2033	1,290,000	1,258,659
"MC", Series 2002-56, 5.5%, 9/25/2017	866,302	872,633
"VD", Series 2002-56, 6.0%, 4/25/2020	30,877	31,086
"A2", Series 1998-M1, 6.25%, 1/25/2008	956,130	978,223
Government National Mortgage Association:
"GD", Series 2004-26, 5.0%, 11/16/2032	1,304,000	1,278,030
"QE", Series 2004-11, 5.0%, 12/16/2032	1,955,000	1,895,496
Total Collateralized Mortgage Obligations (Cost $45,727,435)		45,424,069

Municipal Bonds and Notes 2.5%
California, Urban Industrial Development Agency, Tax Allocation Civic Recreation, Series 1A, 4.5%, 5/1/2010 (b)	2,550,000	2,516,365
Delaware River, DE, Port Authority Authority, Port District Project, Series A, 7.27%, 1/1/2007 (b)	930,000	960,430
Hudson County, NJ, Improvement Authority Lease Revenue, Weehawken Pershing Road, 5.72%, 3/1/2034 (b)	880,000	906,893
Illinois, State General Obligation, 4.95%, 6/1/2023	1,670,000	1,643,798
Kentucky, Multi-Family Housing Revenue, Housing Assistance Corp., Series B, 7.2%, 2/1/2006	10,000	10,020
Lansing, MI, Water & Sewer Revenue, Board Water & Light Supply Steam, Series B, 7.3%, 7/1/2006 (b)	3,155,000	3,222,075
Mount Laurel Township, NJ, Municipal Utilities Authority System Revenue, Series B, 3.9%, 7/1/2010 (b)	950,000	916,930
San Diego, CA, Redevelopment Agency, Taxable Housing Allocation, 5.81%, 9/1/2019 (b)	2,300,000	2,391,517
Suffolk, VA, Multi-Family Housing Revenue, Redevelopment & Housing Authority, Windsor at Potomac, Series T, 6.6%, 7/1/2015	1,985,000	2,139,830
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A:
2.5%, 10/1/2007 (b)	3,130,000	3,007,836
3.8%, 10/1/2011 (b)	1,105,000	1,055,010
Total Municipal Bonds and Notes (Cost $18,663,145)		18,770,704

Government National Mortgage Association 0.5%
Government National Mortgage Association, 6.0%, with various maturities from 10/15/2033 until 9/15/2034 (Cost $3,914,400)	3,785,747	3,872,131

US Treasury Obligations 5.5%
US Treasury Bills:
3.0%***, 10/20/2005 (c)	1,655,000	1,652,111
3.24%***, 10/20/2005 (c)	5,310,000	5,300,934
3.296%***, 12/1/2005 (c)	55,000	54,701
3.539%***, 12/1/2005 (c)	45,000	44,736
US Treasury Bond, 6.0%, 2/15/2026 (a)	7,616,000	8,982,120
US Treasury Notes:
3.375%, 2/15/2008 (a)	15,592,000	15,310,611
3.625%, 7/15/2009 (a)	55,000	53,894
3.875%, 5/15/2010 (a)	510,000	502,609
4.75%, 5/15/2014 (a)	9,155,000	9,431,792
Total US Treasury Obligations (Cost $41,719,502)		41,333,508

	Shares	Value ($)

Securities Lending Collateral 5.2%
Scudder Daily Assets Fund Institutional, 3.84% (d) (e) (Cost $38,780,523)	38,780,523	38,780,523

Cash Equivalents 5.8%
Scudder Cash Management QP Trust, 3.74% (f) (Cost $43,826,388)	43,826,388	43,826,388
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $704,229,250)+	101.0	760,781,170
Other Assets and Liabilities, Net	(1.0)	(7,452,566)
Net Assets	100.0	753,328,604

+ The cost for federal income tax purposes was $723,290,894. At September 30, 2005, net unrealized appreciation for all securities based on tax cost was $37,490,276. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,965,551 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,475,275.

* Non-income producing security.

** Floating demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of September 30, 2005.

*** Annualized yield at time of purchase; not a coupon rate.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2005 amounted to $37,897,682 which is 5.0% of net assets.

(b) Bond is insured by one of these companies.

		As a % of Total Investment Portfolio
AMBAC	American Municipal Bond Assurance Corp.	0.1%
FSA	Financial Security Assurance, Inc.	0.1%
MBIA	Municipal Bond Insurance Association	1.4%
XLCA	XL Capital Assurance	0.3%

(c) At September 30, 2005, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents investment of securities lending collateral.

(f) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Mortgage dollar rolls included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At September 30, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
CAC40 Index	10/21/2005	622	33,677,450	34,394,789	717,339
DAX Index	12/16/2005	69	10,438,749	10,503,818	65,069
EOE Dutch Stock Index	10/21/2005	90	8,585,604	8,730,114	144,510
10 Year Japan Government Bond	12/9/2005	30	36,900,848	36,376,850	(523,998)
SPI 200 Index	12/15/2005	261	22,602,030	23,073,558	471,528
S&P 500 Index	12/15/2005	3	925,201	925,725	524
Total net unrealized appreciation					874,972

At September 30, 2005, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	12/15/2005	67	20,893,664	20,674,525	219,139
10 Year US Treasury Note	12/20/2005	501	55,703,836	55,070,859	632,977
Total net unrealized appreciation					852,116

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of September 30, 2005 (Unaudited)
Assets
Investment in securities, at value (cost $621,622,339) — including $37,897,682 of securities loaned	$ 678,174,259
Investments in Scudder Daily Assets Fund Institutional (cost $38,780,523)*	38,780,523
Investments in Scudder Cash Management QP Trust (cost $43,826,388)	43,826,388
Total investments in securities, at value (cost $704,229,250)	760,781,170
Cash	20,000
Foreign currency, at value (cost $28,981,366)	29,058,632
Receivable for investments sold	21,801,980
Dividends receivable	433,290
Interest receivable	2,283,201
Receivable for Fund shares sold	395,994
Receivable for daily variation margin on open futures contracts	80,525
Unrealized appreciation on forward foreign currency exchange contracts	467,858
Other assets	19,662
Total assets	815,342,312
Liabilities
Payable upon return of securities loaned	38,780,523
Payable for investments purchased	19,572,218
Payable for investments purchased — mortgage dollar rolls	2,798,365
Payable for Fund shares redeemed	442,079
Deferred mortgage dollar roll income	1,098
Accrued investment advisory fee	241,461
Other accrued expenses and payables	177,964
Total liabilities	62,013,708
Net assets, at value	$ 753,328,604

* Represents collateral for securities loaned.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of September 30, 2005 (Unaudited) (continued)
Net Assets
Net assets consist of: Undistributed net investment income	3,518,186
Net unrealized appreciation (depreciation) on: Investments	56,551,920
Futures	1,727,088
Foreign currency related transactions	545,124
Accumulated net realized gain (loss)	(43,729,631)
Paid-in capital	734,715,917
Net assets, at value	$ 753,328,604
Net Asset Value
Investment Class Net assets applicable to outstanding shares of beneficial interest	$ 33,301,324
Outstanding shares of beneficial interest ($.001 par value per share, unlimited number of shares authorized)	3,031,038
Net Asset Value, offering and redemption price(a) per share	$ 10.99
Institutional Class Net assets applicable to outstanding shares of beneficial interest	$ 720,027,280
Outstanding shares of beneficial interest ($.001 par value per share, unlimited number of shares authorized)	63,078,032
Net Asset Value, offering and redemption price(a) per share	$ 11.41

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended September 30, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 3,689,382
Interest	6,254,748
Mortgage dollar roll income	33,513
Interest — Scudder Cash Management QP Trust	864,827
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	22,860
Total income	10,865,330
Expenses: Investment advisory fees	2,516,289
Administrative fee	983,296
Auditing	39,556
Legal	15,865
Trustees' fees and expenses	16,186
Reports to shareholders	13,322
Registration fees	14,643
Other	37,976
Total expenses, before expense reductions	3,637,133
Expense reductions	(1,395,814)
Total expenses, after expense reductions	2,241,319
Net investment income (loss)	8,624,011
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	17,719,430
Futures	5,359,141
Foreign currency related transactions	(875,497)
22,203,074
Net unrealized appreciation (depreciation) during the period on: Investments	2,477,396
Futures	1,449,765
Foreign currency related transactions	709,829
4,636,990
Net gain (loss) on investment transactions	26,840,064
Net increase (decrease) in net assets resulting from operations	$ 35,464,075

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2005 (Unaudited)	Year Ended March 31, 2005(a)
Operations: Net investment income (loss)	$ 8,624,011	$ 17,712,090
Net realized gain (loss) on investment transactions	22,203,074	32,987,413
Net unrealized appreciation (depreciation) during the period on investment transactions	4,636,990	(10,846,722)
Net increase (decrease) in net assets resulting from operations	35,464,075	39,852,781
Distributions to shareholders from: Net investment income Investment Class	(449,512)	(1,740,310)
Institutional Class	(8,871,816)	(24,628,733)
Fund share transactions: Proceeds from shares sold	26,722,064	91,324,510
Reinvestment of distributions	9,318,678	26,364,356
Cost of shares redeemed	(83,955,772)	(127,175,929)
Redemption fees	31,766	58
Net increase (decrease) in net assets from Fund share transactions	(47,883,264)	(9,487,005)
Increase (decrease) in net assets	(21,740,517)	3,996,733
Net assets at beginning of period	775,069,121	771,072,388
Net assets at end of period (including undistributed net investment income of $3,518,186 and $4,215,503, respectively)	$ 753,328,604	$ 775,069,121

a On August 20, 2004, the Asset Management Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the Lifecycle Long Range Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Investment Class
Years Ended March 31,	2005[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.62	$ 10.43	$ 9.75
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.21	.11
Net realized and unrealized gain (loss) on investment transactions	.37	.30	.93
Total from investment operations	.48	.51	1.04
Less distributions from: Net investment income	(.11)	(.32)	(.36)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 10.99	$ 10.62	$ 10.43
Total Return (%)[d]	4.54**	4.92	10.79**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	56	69
Ratio of expenses before expense reductions (%)	1.40*	1.33[e]	1.41e*
Ratio of expenses after expense reductions (%)	1.00*	1.00[e]	1.00e*
Ratio of net investment income (loss) (%)	1.81*	1.90	1.65*
Portfolio turnover rate (%)[g]	105*	106[f]	115**

[a] For the six months ended September 30, 2005 (Unaudited).

[b] For the period July 25, 2003 (commencement of operations of Investment Class shares) to March 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio includes expenses allocated from the Asset Management Portfolio.

[f] On August 20, 2004, the Asset Management Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sales of portfolio securities of the Scudder Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio.

[g] The portfolio turnover rates including mortgage dollar roll transactions were 111%, 122% and 124% for the periods ended September 30, 2005, March 31, 2005 and March 31, 2004, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended March 31,	2005[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.04	$ 10.84	$ 9.17	$ 10.92	$ 10.98	$ 14.44
Income (loss) from investment operations: Net investment income (loss)	.13[b]	.25[b]	.21[b]	.25[b]	.31	.41
Net realized and unrealized gain (loss) on investment transactions	.38	.33	1.94	(1.53)	(.08)	(1.79)
Total from investment operations	.51	.58	2.15	(1.28)	.23	(1.38)
Less distributions from: Net investment income	(.14)	(.38)	(.48)	(.47)	(.28)	(.30)
Net realized gains on investment transactions	—	—	—	—	(.01)	(1.78)
Total distributions	(.14)	(.38)	(.48)	(.47)	(.29)	(2.08)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 11.41	$ 11.04	$ 10.84	$ 9.17	$ 10.92	$ 10.98
Total Return (%)[c]	4.73**	5.42	23.71	(11.88)	2.13	(10.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	720	719	702	548	438	417
Ratio of expenses before expense reductions (%)	.91*	.83[d]	.91[d]	.93[d]	.91[d]	.93[d]
Ratio of expenses after expense reductions (%)	.55*	.55[d]	.55[d]	.55[d]	.55[d]	.59[d]
Ratio of net investment income (loss) (%)	2.26*	2.35	2.08	2.61	2.84	3.20
Portfolio turnover rate (%)	105*	106[e,f]	115[f]	133	90	118

a For the six months ended September 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio includes expenses allocated from the Asset Management Portfolio.

[e] On August 20, 2004, the Asset Management Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sales of portfolio securities of the Scudder Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio.

[f] The portfolio turnover rates including mortgage dollar roll transactions were 111%, 122% and 124% for the periods ended September 30, 2005, March 31, 2005 and March 31, 2004, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Lifecycle Long Range Fund ("Scudder Lifecycle Long Range Fund") (the "Fund") is a diversified series of Scudder Advisor Funds III. Scudder Advisor Funds III is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On June 3, 2004, the Board of Trustees approved dissolving the Lifecycle master-feeder structure, and converted the Fund to a stand-alone fund. On August 20, 2004, the Fund received net assets with a value of $741,748,706, which was equal to the Fund's investment in the Lifecycle master. This included net unrealized appreciation (depreciation) of $41,590,486 for Scudder Lifecycle Long Range Fund from Asset Management Portfolio in a tax-free exchange for its beneficial ownership in the Portfolio. Activities prior to this conversion are included in the Financial Statements.

The Fund offers two classes of shares: Investment Class and Institutional Class. Investment Class and Institutional Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors and have lower ongoing expenses than the Investment Class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class, such as the administrative service fee. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements and were also applied to the portfolio prior to dissolution of the master-feeder structure.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and affiliated funds are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated Fund holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended March 31, 2005, the Fund utilized approximately $22,216,000 of its capital loss carryforwards. At March 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $45,613,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2010 ($8,305,000), March 31, 2011 ($27,647,000) and March 31, 2012 ($9,661,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, futures and foreign currency related transactions. As a result net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as each Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended September 30, 2005, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar roll transactions) aggregated $251,064,114 and $288,250,718, respectively. Purchases and sales of US Treasury obligations aggregated $108,288,143 and $112,335,093, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $23,006,451 and $25,582,844, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Fund and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both are indirect, wholly owned subsidiaries of Deutsche Bank AG. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the passive equity portion of the Fund's portfolio and is paid by the Advisor for its services.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Effective April 1, 2004 through July 31, 2006, the Advisor and Administrator have contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of average daily net assets of the Fund at 1.00% for Investment Class and 0.60% for Institutional Class. In addition, for the six months ended September 30, 2005, the Advisor and Administrator contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of average daily net assets of the Fund at 0.55% for Institutional Class.

Accordingly, for the six months ended September 30, 2005, the Advisor waived a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $689,673 and the amount charged aggregated $1,826,616 which was equivalent to an annualized effective rate of 0.47% of the Fund's average daily net assets.

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.72% for the Fund's Investment Class and 0.22% for the Fund's Institutional Class average net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2005, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid	Annualized Effective Rate
Scudder Lifecycle Long Range Fund Investment Class	$ 189,546	$ 58,259	$ 33,274.50%
Institutional Class	793,750	642,007	53,831.04%
	983,296	700,266	87,105

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fees it receives from the Fund.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM, is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended September 30, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $13,000, of which $4,000 is unpaid at September 30, 2005.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from the Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Forward Foreign Currency Exchange Contracts

As of September 30, 2005, the Funds had the following open forward foreign currency exchange contracts:

Scudder Lifecycle Long Range Fund

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
USD	12,079,449	AUD	15,957,000	10/27/2005	$ 72,702
USD	24,236,586	CAD	28,430,000	10/26/2005	237,209
EUR	7,640,000	USD	9,234,239	10/27/2005	39,872
GBP	2,055,000	USD	3,658,825	10/27/2005	36,067
JPY	596,789,000	USD	5,354,769	10/27/2005	82,008
					$ 467,858
Currency Abbreviations
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
CAD	Canadian Dollar	GBP	British Pound	USD	US Dollar

E. Expense Reductions

For the six months ended September 30, 2005, the Advisor agreed to reimburse the Fund $5,875, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an affiliated service provider.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months ended September 30, 2005		Year Ended March 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	485,008	$ 5,258,594	1,169,155	$ 12,048,398
Institutional Class	1,910,483	21,463,470	7,261,514	79,276,112
		$ 26,722,064		$ 91,324,510
Shares issued to shareholders in reinvestment of distributions
Investment Class	41,289	$ 447,455	164,686	$ 1,736,373
Institutional Class	786,860	8,871,223	2,248,893	24,627,983
		$ 9,318,678		$ 26,364,356
Shares redeemed
Investment Class	(2,726,105)	$ (29,793,602)	(2,682,373)	$ (27,917,936)
Institutional Class	(4,818,577)	(54,162,170)	(9,117,440)	(99,257,993)
		$ (83,955,772)		$ (127,175,929)
Redemption fees		$ 31,766		$ 58
Net increase (decrease)
Investment Class	(2,199,808)	$ (24,087,552)	(1,348,532)	$ (14,133,164)
Institutional Class	(2,121,234)	(23,795,712)	392,967	4,646,159
		$ (47,883,264)		$ (9,487,005)

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

I. Other

On July 7, 2005, Deutsche Bank AG, the parent company of the fund's investment advisor, entered into an agreement with Aberdeen Asset Management PLC ("Aberdeen") to sell parts of its asset management business based in London and Philadelphia. Under this agreement, it is proposed that the current investment advisor of the Fund, Deutsche Asset Management, Inc., would remain as the investment advisor to the Fund and that an affiliate of Aberdeen would become subadvisor of the Fund, subject to Board and shareholder approval and satisfaction of certain other conditions. Subject to necessary approvals, these change are expected to take effect on or about November 30, 2005.

Investment Management Agreement Approval

The Board of Trustees of Scudder Advisor Funds III approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the "Advisor") and the current sub-advisory agreement between the Advisor and Northern Trust Investments, N.A. (the "Sub-Advisor") for investment advisory services for the Lifecycle Long Range Fund (the "Fund") in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of the Advisor and Sub-Advisor and their affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The fee paid to the Sub-Advisor is paid to the Advisor out of its fee and not directly by the Fund.

The Advisor and Sub-Advisor and their predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of the Advisor's and Sub-Advisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has worked to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts (Investment Shares) advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund (Institutional Class shares) was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund and fees paid by similar funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoint. The Board concluded that the Fund's fee schedule represents an appropriate sharing between shareholders and the Advisor of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Institutional Class shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and the Advisor and Sub-Advisor relative to industry peer groups. The Board noted that for the three- and five-year periods ended June 30, 2005, the Fund's (Institutional Class shares) performance was in the 2nd quartile of the applicable Lipper universe and that for the one-year period its performance was in the 3rd quartile. The Board also observed that on a gross return basis, the Fund outperformed its benchmark in all three periods. The Board recognized that the Advisor had made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor and Sub-Advisor. The Board considered extensive information regarding the Advisor and Sub-Advisor, including the Advisor's and Sub-Advisor's personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by the Advisor and Sub-Advisor have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire Scudder fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to and services provided by the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor and Sub-Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor's and Sub-Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund's trading activities to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's and Sub-Advisor's commitment to and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Investment Class	Institutional Class
Nasdaq Symbol	BTILX	BTAMX
CUSIP Number	81111Y-606	81111Y-309
Fund Number	812	567
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2005

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Lifecycle Long Range Fund, a series of
                                    Scudder Advisor Funds III

By:                                 /s/ Vincent J. Esposito
                                    ---------------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Lifecycle Long Range Fund, a series of
                                    Scudder Advisor Funds III

By:                                 Vincent J. Esposito
                                    ---------------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               December 2, 2005